UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

Pollex, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-49933 (Commission File Number)	95-4886472 (IRS Employer Identification No.)

2005 De La Cruz Blvd., Suite 235, Santa Clara, CA 95050
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (408) 350-7340

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On December 4, 2012, Seong Sam Cho, the current Chief Financial Officer Secretary and director of Pollex, Inc. (the “Company”) was appointed to serve as the Company’s President, Chief Executive Officer and Chairman.  Also on such date, Seong Yong Cho, the Chief Executive Officer, President and Chairman of the Company resigned from all positions upon Seong Sam Cho’s appointment.  Seong Yong Cho did not resign due to any disagreement with the Company or its management regarding any matters relating to the Company’s operations, policies or practices.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLLEX, INC.

Date: December 6, 2012	By:	/s/ Seong Sam Cho
Seong Sam Cho, President, Chief Executive Officer and Chief Financial Officer

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